SCHEDULE 14C INFORMATION STATEMENT

        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934

Check the appropriate box:

[X]   Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]   Definitive Information Statement

                                MAXI GROUP, INC.
                 -----------------------------------------------
                  (Name of Company as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

                                MAXI GROUP, INC.

                                 17 State Street
                               New York, NY 10004

                              INFORMATION STATEMENT

                        WE ARE NOT ASKING YOU FOR A PROXY
                   AND YOU ARE NOT REQUESTED TO SEND A PROXY.

TO ALL STOCKHOLDERS:

     This Information Statement is first being mailed on or about March 8, 2005 to the holders of record of the common stock of Maxi Group, Inc. ("we", "us" or the "Company") as of the close of business on March 8, 2005 (the "Record Date"). This Information Statement relates to certain actions taken by the written consent of the holders of a majority of the Company's outstanding common stock, dated March 8, 2005 (the "Written Consent").

     The Written Consent authorized, effective following the 20th day from the mailing of this Information Statement to the stockholders of the Company, the following:

     (1) To reincorporate (the "Reincorporation") the Company from a Nevada corporation to a Delaware corporation through a migratory merger, whereby the Company will merge with and into Enigma Software Group, Inc. ("DelCo"); and

     (2) To adopt the Company's 2005 Stock Option and Grant Plan (the "Plan").

     The Written Consent constitutes the consent of a majority of the total number of shares of outstanding common stock and is sufficient under the General Corporation Law of the State of Nevada (the "NGCL") and the Company's Bylaws to approve the Reincorporation and the Plan. Accordingly, the Reincorporation and the Plan proposals shall not be submitted to the Company's other stockholders for a vote.

     This Information Statement is being furnished to you to provide you with material information concerning the actions taken in connection with the Written Consent in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C. This Information Statement also constitutes notice under Section 78.320 of the NGCL of the actions taken in connection with the Written Consent.

     Only one Information Statement is being delivered to two or more security holders who share an address unless the Company has received contrary instruction from one or more of the security holders. The Company will promptly deliver upon written or oral request a separate copy of the Information

Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company, by writing to us at 17 State Street, New York, NY, 10004, Attn: Richard M. Scarlata.

     THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Date: March ___, 2005
                                         Alvin Estevez,
                                         President and Chief
                                         Executive Officer

                              INFORMATION STATEMENT
                              ---------------------

                                  INTRODUCTION

     This Information Statement is being mailed or otherwise furnished to stockholders of the Company in connection with the prior receipt by the Board of Directors (the "Board") of approval by Written Consent of the holders of a majority of the Company's common stock of proposals (the "Proposals") to approve the Reincorporation and the Plan.

     The Board believes that it is advisable and in the best interests of the Company to Reincorporate the Company from a Nevada corporation to a Delaware corporation based on a recent change of control of the Company. On February 16, 2005, the Company entered into a Share Exchange Agreement (the "Share Exchange Agreement") with Enigma Software Group, Inc., a Delaware corporation ("Enigma") and most of its stockholders, pursuant to which the stockholders of Enigma (collectively the "Stockholders") exchanged all of their shares of the common stock of Enigma for an aggregate of 14,158,953 shares of the Company's common stock (the "Common Stock"), representing approximately 89.5% of the issued and outstanding shares of the Company on a fully-diluted basis, with the result being that Enigma has become an approximately 97% owned subsidiary of the Company.

     The Board also believes that it is in the best interests of the Company to approve the Plan, thereby creating a means by which to tie the interests of the employees closer to that of the stockholders.

     This Information Statement is being first sent to stockholders on or about March ___, 2005. The Proposal regarding the Plan will become effective following the twentieth (20) day after mailing, and the Proposal regarding the Reincorporation shall be effective upon the filing of the Certificates of Merger with the Secretary of State of the States of Nevada and Delaware, respectively, following the twentieth (20) day after mailing.

MEETING NOT REQUIRED

     The Proposals were approved by the Written Consent of the Board. No further vote is required to approve the Proposals. The Reincorporation will become effective following the filing of the certificate of incorporation with the Secretary of State of the State of Delaware, which will occur promptly following the 20th day after the mailing of this Information Statement to the stockholders of the Company. The Plan will become effective following the 20th day after the mailing of this Information Statement.

FURNISHING INFORMATION

     This Information Statement is being furnished to all holders of Common Stock of the Company. The Company is presently current in the filing of all reports required to be filed by it.

DISSENTERS RIGHTS OF APPRAISAL

     There are no dissenters' rights of appraisal applicable to the actions authorized by the Written Consent.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The Proposals require the approval of a majority of the outstanding shares of Common Stock. Each holder of Common Stock is entitled to one (1) vote for each share held. Holders of Common Stock do not have cumulative voting rights. The record date for the purpose of determining the number of shares outstanding and for determining stockholders entitled to vote, is the close of business on the Record Date. As of the Record Date, the Company had 15,813,962 shares of Common Stock issued and outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth as of March 7, 2005, each person known by us to be the beneficial owner of five percent or more of our common stock, all directors individually and all directors and officers as a group. Each person named below has sole voting and investment power with respect to the shares shown unless otherwise indicated.

Name and Address of             Amount of Beneficial
Beneficial Owner                      Ownership              Percentage of Class
----------------                      ---------              -------------------

Colorado Stark                        6,056,872                      38.30%
Alvin Estevez                         5,995,129                      37.91%
Richard M. Scarlata                           0                          0%
(Officers and Directors              12,052,001                      76.21%
as a group; 3 people)


                      WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                   PROPOSAL 1

                     APPROVAL OF REINCORPORATION IN DELAWARE
GENERAL

     The Board has approved and declared advisable the Reincorporation of the Company to Delaware from Nevada. The Reincorporation will be effected by a migratory merger of the Company with and into Enigma Software Group, Inc. (DelCo), a newly-formed Delaware corporation, in accordance with the terms of the Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which each share of the Company shall be exchanged for one share of common stock.

     The Board believes that it is advisable and in the best interests of the Company to Reincorporate the Company from a Nevada corporation to a Delaware corporation based on a recent change of control of the Company. On February 16, 2005, the Company entered into the Share Exchange Agreement with Enigma, pursuant to which the Stockholders exchanged all of their shares of the common stock of Enigma for an aggregate of 14,158,953 shares of Common Stock, representing approximately 89.5% of the issued and outstanding shares of the Company on a fully-diluted basis, with the result being that Enigma has become a subsidiary of the Company with the Company owning approximately 97% of the issued and outstanding capital stock of Enigma.

     As part of this Reincorporation, on March 9, 2005, Enigma changed its name to that of "Adorons.com, Inc.". In addition to the approval of the merger, the Company will terminate their current Articles of Incorporation and Bylaws and the Certificate of Incorporation and Bylaws of the surviving corporation, DelCo, shall become the new Certificate of Incorporation and Bylaws of the Company.

PURPOSE OF MERGER AND REINCORPORATION

     The purpose of the Reincorporation is to change the state of incorporation and legal domicile of the Company from Nevada to Delaware. The Board believes that this change in the domicile would be in the best interests of the Company and its stockholders because it would allow the majority of our stockholders to maintain the same rights that they had prior to the Acquisition Agreement. In addition, the Board took into consideration that while as explained herein that there are not significant differences between the General Corporation Law of the State of Delaware (the "DGCL") and the NGCL, there is greater certainty in application and interpretation of the DGCL because of substantial case law under the articles of the DGCL. This certainty should provide us with greater predictability with respect to corporate legal matters and allow us to be managed more efficiently. Further, based upon the large number of public companies incorporated in Delaware, being a Delaware corporation may facilitate future financings and investor recognition. The Board believes that these advantages are significant and justify the Reincorporation.

CHANGES CAUSED BY ADOPTION OF CERTIFICATE OF INCORPORATION

     The following discussion briefly summarizes the significant differences between the Articles of Incorporation of the Company and the Certificate of Incorporation of DelCo. If the Reincorporation Proposal is approved, the Certificate of Incorporation of DelCo will govern the Company's duties and activities.

     Registered Office; Registered Agent

     The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at that address is Corporation Services Company.

     Limited Liability

     The Company's Articles of Incorporation do not contain a provision regarding limited liability for any directors of the Company.

     DelCo's Certificate of Incorporation stipulates that no director shall be personally liable to the corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for breach of the duty of loyalty, for acts or omissions not in good faith, unlawful payments of dividends or unlawful stock purchase or redemption, or any transaction from which the director derived an improper personal benefit.

     Meetings

     The Company's Articles of Incorporation do not address this subject. Meetings of the stockholders and directors of the Corporation under DelCo's Certificate of Incorporation may be held either within or without Delaware, and such place as the Bylaws shall provide, or such place as the Board shall designate.

     Indemnification of Directors and Officers

     The Company's Articles of Incorporation do not mention indemnification for the officers and directors.

     DelCo's Certificate of Incorporation provides for indemnification of directors and officers of the corporation. Under Section 145 of the DGCL, the corporation shall, to the fullest extent, indemnify each director, officer, manager, employee or agent of the corporation who is or was a party to a pending or completed action, suit or proceeding by reason of the fact that the person is or was serving at the request of the corporation as a director, officer, manager, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, manager, employee or agent of another corporation, partnership, joint venture, limited liability company, trust or other enterprise against expenses, if the person acted in good faith and in a manner the person reasonably believed to be in the best interests of the corporation.

     Amendment

     The Company's Articles of Incorporation allows for amendment of the Articles of Incorporation by the affirmative vote of a majority of the shares entitled to vote on each amendment. DelCo's Certificate of Incorporation is silent on the issue of amending its provisions.

CHANGES CAUSED BY ADOPTION OF BYLAWS

     Annual Meetings

     Under the Company's Bylaws, the annual meetings of the stockholders is held on the 17th day of June in each year at 3:00 p.m. DelCo's Bylaws state that the regular annual meeting of the stockholders shall be held on such date within a reasonable interval after the close of the corporation's last fiscal year as designated from time to time by the Board.

     Notice of Meeting

     The Company's Bylaws state that the written notice is to be delivered not less than ten nor more than thirty days before the date of the meeting. Under DelCo's Bylaws, whenever stockholders are required or permitted to take any action at a meeting, a written notice delivered whether in person or by mail of the meeting shall be given, indicating the date, time and place of the meeting, and for a special meeting, stating the purpose for which the meeting was called. DelCo's Bylaws state that the written notice shall be given to each stockholder of record entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

     The Company does not have a provision in its Bylaws regarding stockholder notice for business to be brought before an annual meeting. Under DelCo's Bylaws, for business to be brought before an annual meeting by a stockholder, such stockholder must have given timely notice in proper written form to the secretary of the corporation. To be timely, a stockholder's notice to the secretary must be delivered to or mailed and received at the principal executive offices of the corporation not less than 90 days nor more than 120 days prior to the anniversary date of immediately preceding the annual meeting.

     Quorum

     The Company's Bylaws state that one third of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the stockholders. If less than said number of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.

     Under DelCo's Bylaws, a majority of the shares entitled to vote present, in person or represented by proxy, shall constitute a quorum for the transactions of business. A meeting may be adjourned despite the absence of a quorum, and notice of an adjourned meeting need not be given if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken.

     Order of Business

     The Company's Bylaws have a provision setting out an order of business at all meetings of the stockholders. The agenda is: Roll call, Proof of notice of meeting or waiver of notice, Reading of minutes of preceding meeting, Reports of Officers, Reports of Committees, Election of Directors, Unfinished Business, and New Business. The DelCo Bylaws do not have a provision with a set order of business or agenda for any meetings of the stockholders.

     Nomination of Directors

     The Company's Bylaws do not indicate a method of nominating directors at an annual or special meeting.

     The DelCo Bylaws state that nominations of persons for election to the Board may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors. The nominations may be by or at the direction of the Board or by any stockholder of the corporation who is a stockholder of record on the date of the giving of the notice. For a nomination to be made by a stockholder, the stockholder must have given timely notice in proper written form to the secretary of the corporation.

     Notice of Directors' Meetings

     The Company's Bylaws state that notice of any special meeting is to be given at least three days written notice delivered personally, or by telegram or mailed to each director at his business address.

     The DelCo Bylaws state that annual and all regular Board meetings may be held without specific prior notice of the date, time, place or purpose of the meeting, as long as such dates have been previously established. Special meetings shall be held upon notice sent by any usual means of communication not less than 24 hours before the meeting noting the date, time and place of the meeting.

     Removal of Directors

     The Company's Bylaws state that any or all of the directors may be removed for cause by vote of the stockholders or by action of the Board. Directors may be removed without cause only by vote of the stockholders.

     The DelCo Bylaws state that any or all of the directors may be removed at any time for cause by the affirmative vote of the holders of 66-2/3% or more of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors. Cause is defined as any fraudulent or dishonest act or activity by the director; or behavior materially detrimental to the business of the corporation.

     Indemnification

     The Company's Bylaws do not mention indemnification for the directors and officers.

     The DelCo Bylaws provide for indemnification of directors and officers of the corporation. Under Section 145 of the DGCL, the corporation shall, to the fullest extent, indemnify each director, officer, manager, employee or agent of the corporation who is or was a party to a pending or completed action, suit or proceeding by reason of the fact that the person is or was serving at the request of the corporation as a director, officer, manager, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, manager, employee or agent of another corporation, partnership, joint venture, limited liability company, trust or other enterprise against expenses, if the person acted in good faith and in a manner the person reasonably believed to be in the best interests of the corporation.

     Amendments

     The Company's Bylaws state that the Bylaws may be altered, amended or repealed and new Bylaws may be adopted by a vote of the stockholders representing a majority of all the shares issued and outstanding, at any annual stockholders' meeting or at any special stockholders' meeting when the proposed amendment has been set out in the notice of such meeting.

     The DelCo Bylaws state the Bylaws may be amended at any meeting of stockholders by vote of the stockholders holding a majority of the outstanding stock entitled to vote, present whether in person or by proxy, provided notice of the amendment is included in the notice or waiver of notice of such meeting. Furthermore, the Board may from time to time by the vote of a majority of the directors then in office make, adopt, amend, supplement or repeal Bylaws (including bylaws adopted by the stockholders of the corporation), but the stockholders of the corporation may from time to time specify provisions of the Bylaws that may not be amended or repealed by the Board.

     List of Stockholders Entitled to Vote

     The Company's Bylaws do not have a provision entitling the stockholders to view a list of stockholders entitled to vote prior to every meeting.

     Under DelCo's Bylaws, the Secretary of the corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting. The list will be available for any stockholder for any purpose germane to the meeting, at the Company's offices during ordinary business hours, for a period of at least 10 days prior to the meeting or by written consent of such stockholders.

CHANGES CAUSED BY THE REINCORPORATION REGARDING DIFFERENCES BETWEEN NEVADA AND DELAWARE CORPORATE STATUTES

     The following discussion briefly summarizes the significant differences between the corporate laws of Delaware and the corporate laws of Nevada and does not purport to be a complete statement of such laws. If the Reincorporation Proposal is approved, Delaware law will govern.

     Fiduciary Duties of Directors

     Both Delaware and Nevada law provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of Nevada and Delaware corporations owe fiduciary duties of care and loyalty to the corporations they serve and the stockholders of those corporations.

     With respect to fiduciary duties, Nevada corporate law may provide broader discretion, and increased protection from liability, to directors in exercising their fiduciary duties, particularly in the context of a change in control. Delaware courts have held that the directors of a Delaware corporation are required to exercise an informed business judgment in performing their duties. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Delaware courts have also imposed a heightened standard of conduct on directors in matters involving a contest for control of the corporation. A director of a Nevada business corporation must perform his or her duties as a director in good faith and with a view to the interests of the corporation.

     A director of a Delaware corporation, in performing his or her duties, is protected in relying, in good faith, upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation's officers or employees, by a committee of the board of directors or by any other person as to matters the director reasonably believes are within such other person's professional or expert competence. Such other person must also have been selected with reasonable care by or on behalf of the corporation. In performing his or her duties, a director of a Nevada business corporation is entitled to rely, in good faith, on information, opinions, reports, books of account or statements (including financial statements and other financial data) prepared or presented by any of the corporation's directors, officers or employees so long as the director reasonably believes such persons to be reliable and competent in such matters; counsel, public accountants, financial advisers, valuation advisers, investment bankers or other persons as to matters which the director reasonably believes to be within the professional or expert competence of such persons; and a duly designated committee of the board which the director reasonably believes merits confidence and upon which the director does not serve, but only as to matters within the committee's designated authority. A director of a Nevada corporation is not considered to be acting in good faith if the director has knowledge concerning the matter in question which would cause such reliance to be unwarranted.

     The DGCL does not contain any statutory provision permitting the board of directors, committees of the board and individual directors, when discharging their duties, to consider the interests of any constituencies other than the corporation or its stockholders. Nevada corporate law, on the other hand, provides that in discharging their duties, the board of directors, committees of the board and individual directors may, in exercising their respective powers with a view to the interests of the corporation, choose, to the extent they deem appropriate, to subordinate the interests of stockholders to the interests of employees, suppliers, customers or creditors of the corporation or to the interests of the communities served by the corporation. Furthermore, the officers and directors may consider the long-term and short-term interests of the corporation and its stockholders.

     Under the DGCL, directors of a Delaware corporation are presumed to have acted on an informed basis, in good faith and in the honest belief that their actions were in the best interest of the corporation. This presumption may be overcome, if a preponderance of the evidence shows that the directors' decision involved a breach of fiduciary duty such as fraud, overreaching, lack of good faith, failure of the board to inform itself properly or actions by the board to entrench itself in office. Delaware courts have imposed a heightened standard of conduct upon directors of a Delaware corporation who take any action designed to defeat a threatened change in control of the corporation. The heightened standard has two elements: the board must demonstrate some basis for concluding that a proper corporate purpose is served by implementation of any defensive measure and that measure must be reasonable in relation to the perceived threat posed by the change in control. Under the NCGL, unless there is a breach of fiduciary duty or a lack of good faith, any act of the board of directors, any committee of the board or any individual director is presumed to be in the corporation's best interest. No higher burden of proof or greater obligation to justify applies to any act relating to or affecting an acquisition or a potential or proposed acquisition of control of the corporation than to any other action. The NGCL imposes a heightened standard of conduct upon directors who take action to resist a change or potential change in control of a corporation, if such action impedes the exercise of the stockholders' right to vote for or remove directors.

     Anti-Takeover Laws

     Section 203 of the DGCL contains certain "anti-takeover" provisions that apply to a Delaware corporation, unless the corporation elects not to be governed by such provisions in its Certificate of Incorporation or Bylaws.
Section 203 prohibits a corporation from engaging in any "business combination" with any person that owns 15% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 15% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation's assets. The three-year waiting period does not apply, however, if any of the following conditions are met:

     the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 15% of such stock before the stockholder obtained such ownership;

     after the transaction which resulted in the stockholder owning more than 15% of the outstanding voting stock of the corporation is completed, such stockholder owns at least 85% of the voting stock of the corporation outstanding at the time that the transaction commenced; or

     at or after the time the stockholder obtains more than 15% of the outstanding voting stock of the corporation, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders (and not by written consent) by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the acquiring stockholder.

     In addition, Section 203 does not apply to any person who became the owner of more than 15% of a corporation's stock if it was as a result of action taken solely by the corporation.

     The NGCL contains certain "anti-takeover" provisions that apply to a Nevada corporation, unless the corporation elects not to be governed by such provisions in its Articles of Incorporation or Bylaws. The NGCL prohibits a corporation from engaging in any "business combination" with any person that owns 10% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation's assets. The three-year waiting period does not apply, however, if the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 10% of such stock before the stockholder obtained such ownership.

     Dividend Rights and Repurchase of Shares

     Under the DGCL, a corporation may declare and pay dividends out of surplus or, if no surplus exists, out of net profits, for the fiscal year in which the dividends are declared and/or for its preceding fiscal year. Dividends may not be paid out of net profits if the capital of the corporation is less than the aggregate amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. Surplus is defined as net assets minus stated capital. The DGCL applies different tests to the payment of dividends and the repurchase of shares. The DGCL generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

     Under the NGCL, a corporation is prohibited from making a distribution (including dividends on, or redemption or repurchase of, shares of capital stock) to its stockholders if, after giving effect to the distribution:

     the corporation would be unable to pay its debts as they become due in the usual course of business; or

     the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if that corporation were then dissolved, to satisfy the rights of stockholders having superior preferential rights upon dissolution to the stockholders receiving the distribution.

     The board of directors of a Nevada corporation may base the above determination on financial statements prepared on the basis of accounting principals, fair valuation, including without limitation unrealized appreciation or depreciation, or any other method that is reasonable under the circumstances.

     Number and Election of Directors

     There are no material differences between Delaware and Nevada corporate law with respect to the provisions governing the number and election of directors.

     Liability of Directors and Officers

     The DGCL permits a corporation to include in its Certificate of Incorporation a provision limiting or eliminating the personal liability of its directors to the corporation or its stockholders for monetary damages arising from a breach of fiduciary duty, except for:

     a breach of the duty of loyalty to the corporation or its stockholders; acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
     a declaration of a dividend or the authorization of the repurchase or redemption of stock in violation of Delaware corporate law; or any transaction from which the director derived an improper personal benefit.


     The NGCL permits a corporation to adopt any provision in its Articles of Incorporation that are not contrary to the laws of Nevada, and there is no restriction on a corporation's ability to limit the personal liability of a director or officer to the corporation. Under the NGCL, a director or officer is not individually liable to a corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proved that:

     his act or failure to act constituted a breach of his fiduciary duties; and his breach of those duties involved intentional misconduct, fraud or a knowing violation of the law.

     Indemnification of Directors and Officers

     Both Delaware and Nevada, in a substantially similar manner, permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe that their conduct was unlawful.

     Annual Meetings

     Under the DGCL, if the annual meeting for the election of directors is not held on the designated date, or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors are required to cause that meeting to be held as soon as is convenient. If there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.

     Under the NGCL, if the annual meeting is not held within 18 months after the last election of directors, the district court has jurisdiction to order the election of directors, upon application of any one or more stockholders holding at least 15% of the voting power.

     Adjournment of Stockholder Meetings

     Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

     Under the NGCL, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting.

     Amendments to By-laws

     Under the DGCL, Bylaws may be adopted, amended or repealed by the stockholders entitled to vote thereon. A corporation may, in its Certificate of Incorporation, confer this power upon the directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power.

     The NCGL provides that the board of directors of a corporation may make the Bylaws, but that such Bylaws are subject to those adopted by the stockholders, if any. Unless otherwise prohibited by any Bylaw adopted by the stockholders, the directors may adopt, amend or repeal any Bylaw, including any Bylaw adopted by the stockholders. The Articles of Incorporation may grant the authority to adopt Bylaws exclusively to the directors.

     Interested Director Transactions

     Under the DGCL, contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, if certain conditions are met. To meet these conditions, either (i) the stockholders or the disinterested directors must approve any such contract or transaction after the full disclosure of material facts, or (ii) the contract or transaction must have been fair as to the corporation at the time it was approved. Under the DGCL, if board approval is sought, the contract or transactions must be approved by a majority of the disinterested directors (even though less than a quorum).

     The NGCL does not automatically void contracts or transactions between a corporation and one of the corporation's directors. Under the NGCL, a contract or transaction may not be voided solely because:

     the contract is between the corporation and a director of the corporation or an entity in which a director of the corporation has a financial interest;
     an interested director is present at the meeting of the board of directors that authorizes or approves the contract or transaction; or the vote or votes of the interested director are counted for purposes of authorizing or approving the contract or transaction involving the interested transaction.

     Removal of Directors

     Under the DGCL, any director or the entire board of directors may be removed, with or without cause, by the majority vote of the stockholders then entitled to vote at an election of directors. If the corporation has a classified board, directors may only be removed without cause if the Certificate of Incorporation so provides. In the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director's removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors.

     A director of a Nevada corporation or the entire board of directors may be removed with or without cause during their term of office only by a vote of two-thirds of the voting power of the then outstanding shares entitled to vote in an election of directors.

     Stockholders' Rights to Examine Books and Records

     The DGCL provides that any stockholder of record may, in a written demand made under oath, demand to examine a corporation's books and records for a proper purpose reasonably related to such person's interest as a stockholder. If management of the corporation refuses, the stockholder can compel an examination by court order.

     The NGCL permits any person who has been a stockholder of record for at least six months, or any person holding at least 5% of all outstanding shares, to inspect and copy the stockholders' list, Articles of Incorporation or Bylaws, if the stockholder gives at least five business days' prior written notice. The corporation may deny inspection if the stockholder refuses to furnish an affidavit that the inspection is not desired for a purpose or object other than the business of the corporation and that he or she has not at any time offered for sale or sold any stockholders' lists of any corporation or aided and abetted any person in procuring a list for that purpose. In addition, a Nevada corporation must allow stockholders who own or represent at least 15% of the corporation's outstanding shares the right, upon at least five days' written demand, to inspect the books of account and financial records of the corporation, to make copies from them and to conduct an audit of those records, except that any corporation listed and traded on any recognized stock exchange or any corporation that furnishes to its stockholders a detailed, annual financial statement is exempt from this requirement.

     Duration of Proxies

     Under The DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under the NGCL, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years.

     Differences in Franchise Taxes

     Nevada does not have a corporate franchise tax. After the merger contemplated by the Reincorporation Proposal is accomplished, the Company will pay annual franchise taxes to Delaware. The Delaware franchise tax is based on a formula involving the number of authorized shares or the asset value of the corporation, whichever would impose a lesser tax.

                                   PROPOSAL 2

                      THE 2005 STOCK OPTION AND GRANT PLAN

     On March 8, 2005, the Board of Directors adopted the Plan, subject to the receipt of stockholder approval of the Plan. The Written Consent provides the necessary stockholder approval of the Plan.

     The Board believes it is important to adopt a Plan so as to provide a mechanism to grant stock options and other stock awards to directors, employees and consultants as an incentive and to tie their interests closer to those of our stockholders.

     After the Reincorporation, the Company Plan will become the Plan of DelCo. The Plan will become effective on the 21st day following the mailing of this Information Statement to the Company's stockholders.

     Following is a summary of the material provisions of the Plan. The summary does not purport to be a complete statement of the Plan, and while references are made to the full text of the Plan, the full Plan is attached for your review hereto as Exhibit A. All capitalized terms not defined herein shall have the same meaning ascribed to them within the Plan.

SUMMARY DESCRIPTION OF THE PLAN

     PURPOSE. The name of the Plan is the 2005 Stock Option and Grant Plan. The purpose of the Plan is to encourage and enable the employees, directors and consultants of the Company, and its subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.

     ADMINISTRATION. The Plan shall be administered by the Board or a Board-appointed committee consisting of not less than two (2) directors (the "Committee"). If and so long as the Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Committee the provisions regarding (a) "nonemployee directors" as contemplated by Rule 16b-3(b)(3) of the Exchange Act; (ii) "outside directors" as contemplated by
Section 162(m) of the Code; and (iii) "independent directors" as contemplated by NASD Rule 4200(a)(15). Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. The Committee has the authority to determine the specific terms and conditions of all options and restricted stock awards granted under the Plan, including, without limitation, the number of shares subject to each option or restricted stock award, the price to be paid for the shares and the applicable vesting criteria. The Committee will make all other determinations necessary or advisable for the administration of the Plan.

     ELIGIBILITY. Awards may be granted to employees, directors and consultants (including prospective employees, directors and consultants to whom awards are granted in connection with written offers of employment or other service relationships with the Company or its subsidiaries) of the Company and its subsidiaries who are responsible for, or contribute to, the management, growth or profitability of the Company and its subsidiaries as are selected from time to time by the Committee in its sole discretion.

     STOCK ISSUEABLE. The maximum aggregate number of shares of Stock reserved and available for issuance under the Plan shall be 3,000,000 shares. The shares of Stock underlying any awards which are forfeited, canceled, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. The shares available for issuance under the Plan may be authorized, but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

     VESTING OF RESTRICTED STOCK. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which restricted stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in a written agreement between the Company and a grantee setting forth the terms, conditions and restrictions of the Restricted Stock Award granted to the grantee and any shares of Restricted Stock acquired upon the exercise thereof.

     TRANSFERABILITY. The Plan provides, with limited exceptions, that rights or benefits under any option are not assignable or transferable, except by will or the laws of descent and distribution, and that only the participant may exercise the option during the participant's lifetime. Restricted shares may only be transferred after the applicable restrictions have lapsed.

     STOCK OPTIONS. Any stock option granted under the Plan shall be pursuant to an option agreement, which shall be in such form as the Committee may from time to time approve. Option agreements need not be identical. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any subsidiary provided, however, that, an Incentive Stock Option may be granted to a prospective employee upon the condition that such person becomes an employee and such grant shall be deemed granted effective on the date that such person commences services with the Company or its subsidiaries, with an exercise price determined as of such date in accordance with the Plan. Non-Qualified Stock Options may be granted to employees, directors, including non-employee directors, and consultants of the Company or its subsidiaries. To the extent that any option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option. No Incentive Stock Option shall be granted under the Plan after the date which is ten (10) years from the date the Plan is approved by the Board.

     BOARD NON-QUALIFIED STOCK OPTIONS. (i) Initial Grant. Upon a Board member who is not an employee joining the Board, such member shall receive a grant of Stock Options to purchase 39,000 shares of Stock with an exercise price equal to the Fair Market Value. The Option shall vest 13,000 Shares on the one year anniversary of the date of grant, 13,000 Shares on the two year anniversary of the date of grant and 13,000 Shares on the three year anniversary of the date of grant as long as the Board member is still a member of the Board as of such date. The Option shall have a term of ten years. (ii) Annual Grant. Every Board member who is not an employee shall be entitled to an annual grant of Stock Options to purchase 3,000 Shares on the last trading day in March following the first anniversary of the member joining the Board. The Options shall fully vest on the date of grant with a term of ten years. The exercise price shall be the Fair Market Value.

     AMENDMENTS AND TERMINATION. The Board may, at any time, amend or discontinue the Plan, but no such action shall adversely affect rights under any outstanding awards without the holder's consent unless (i) required to ensure that a Stock Option is treated as an Incentive Stock Option or (ii) to comply with applicable law. Except as herein provided, no such action of the Board, unless taken with the approval of the stockholders of the Company, may: (a) increase the maximum number of shares of stock for which awards granted under this Plan may be issued (except by operation of Section 3(b) of the Plan); (b) amend the Plan in any other manner which the Board, in its discretion, determines would require approval of the stockholders under any applicable law, rule, listing requirement, or regulation to become effective even though such stockholder approval is not expressly required by this Plan; or (c) alter the class of employees eligible to receive Incentive Stock Options under the Plan. No termination or amendment of the Plan shall affect any outstanding award unless expressly provided hereunder or as determined by the Board. Nothing here shall limit the Board's or Committee's authority to take any action permitted pursuant to Section 3(c) of the Plan. The Plan shall continue in effect until the earlier of: (i) ten (10) years after the Effective Date, (ii) its termination by the Board, or (iii) the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the Option Agreement and Restricted Stock Agreement have lapsed. Notwithstanding the foregoing, the Board shall consider the impact of Section 409A of the Code on any termination or amendment of the Plan.

     FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE PLAN. The federal income tax consequences of the Plan under current federal law, which is subject to change, are summarized in the following discussion, which deals with the general tax principles applicable to the plan. State and local tax consequences are beyond the scope of this summary.

     NONQUALIFIED STOCK OPTIONS. No taxable income will be realized by an option holder upon the grant of a nonqualified stock option under the Plan. When the holder exercises the nonqualified stock option, however, he or she will generally recognize ordinary income equal to the difference between the option price and the fair market value of the shares at the time of exercise. The Company is generally entitled to a corresponding deduction at the same time and in the same amounts as the income recognized by the option holder. Upon a subsequent disposition of the common stock, the option holder will realize short-term or long-term capital gain or loss, depending on how long the common stock is held equal to the difference between the selling price and the fair market value of the shares at the time of exercise. The Company will not be entitled to any further deduction at that time.

     INCENTIVE STOCK OPTIONS. An employee who is granted an incentive stock option under the Plan does not recognize taxable income either on the date of its grant or on the date of its exercise, provided that, in general, the exercise occurs during employment or within three (3) months after termination of employment. However, any appreciation in value of the common stock after the date of the grant will be includable in the participant's federal alternative minimum taxable income at the time of exercise in determining liability for the alternative minimum tax. If common stock acquired pursuant to an incentive stock option is not sold or otherwise disposed of within two (2) years from the date of grant of the option nor within one year after the date of exercise, any gain or loss resulting from disposition of the common stock will be treated as long-term capital gain or loss. If stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of such holding periods (a "Disqualifying Disposition"), the participant generally will recognize ordinary income at the time of such Disqualifying Disposition equal to the difference between the exercise price and the fair market value of the common stock on the date the incentive stock option is exercised or, if less, the excess of the amount realized on the Disqualifying Disposition over the exercise price. Any remaining gain or net loss is treated as a short-term or long-term capital gain or loss, depending upon how long the common stock is held. These holding requirements do not apply to an option that is exercised after an employee's death. Unlike the case in which a nonqualified stock option is exercised, the Company is not entitled to a tax deduction upon either the grant or exercise of an incentive stock option or upon disposition of the common stock acquired pursuant to such exercise, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition.

     RESTRICTED STOCK AWARDS. An award of restricted shares will be taxable as ordinary income to the participant at the time that the award becomes nonforfeitable or vested, in an amount equal to the value of the stock subject to the award that is becoming nonforfeitable at the time minus any amount the participant paid for the stock. The Company is entitled to a deduction at the time and to the extent that the participant recognizes ordinary income. Any cash dividends received by the participant with respect to shares of restricted stock prior to the date that the participant realizes income with respect to his restricted stock award will be treated by the participant as compensation taxable as ordinary income, and the Company will be entitled to a deduction equal to the amount of ordinary income realized by the participant.

     If a participant makes an election pursuant to Section 83(b) of the Code within 30 days after the participant receives an award of restricted stock, the participant would recognize ordinary income in the amount of the fair market value of the shares on the date awarded minus the purchase price paid for such shares even though they are still subject to a risk of forfeiture. In such case, future appreciation in the stock will not be treated as taxable compensation. However, if the shares are forfeited after the taxable year in which the election is made, the participant will not get a corresponding deduction.

                                 REQUIRED VOTES

     The Reincorporation and the adoption of the Plan were approved pursuant to the Written Consent. No further vote is required to approve the Reincorporation or the Plan.

VOTES OBTAINED

     The following individuals own the number of shares and percentages set forth opposite their names and executed the Written Consent:


                                               Amount of
                                               Beneficial        Percentage of
Name and Address of Beneficial Owner           Ownership             Class
------------------------------------           ----------        ---------------

Colorado Stark                                 6,056,872              38.30%
Alvin Estevez                                  5,995,129              37.91%
                                               ---------             -------
Total                                         12,052,001              76.21%


INTEREST OF CERTAIN PERSONS IN FAVOR OF OR IN OPPOSITION OF THE PLAN

     No officer or director will receive any direct or indirect benefit from the Company's proposed Reincorporation and Plan.

                                       By Order of the Board of Directors

                                       Alvin Estevez,
                                       President and Chief Executive Officer

                                                                       EXHIBIT A
                                                                       ---------


                           ENIGMA SOFTWARE GROUP, INC.

                        2005 STOCK OPTION AND GRANT PLAN


SECTION 1.  GENERAL PURPOSE OF THE PLAN, DEFINITIONS
            ----------------------------------------

     The name of the plan is the Enigma Software, Inc. 2005 Stock Option and Grant Plan (the "Plan"). The purpose of the Plan is to encourage and enable the employees, directors and Consultants (as defined below) of Enigma Software, Inc., a Delaware corporation (the "Company"), and its Subsidiaries (as defined below), upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with and further the interests of the Company.

     The following terms shall be defined as set forth below:

     "Act" means the Securities Act of 1933, as amended.

     "Award" or "Awards" shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, and Unrestricted Stock Awards, or any combination of the foregoing.

     "Board" means the Board of Directors of the Company or its successor entity.

     "Code" means the Internal Revenue Code of 1986, as amended, and related rules, regulations and interpretations.

     "Committee" has the meaning specified in Section 2.

     "Company" has the meaning specified in Section 1.

     "Consultant" means a person engaged to provide consulting or advisory services (other than as an employee or director) to the Company or its Subsidiaries, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on a Form S-8 Registration Statement under the Act if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act.

     "Disability" has the meaning specified in Code Section 22(c)(3).

     "Effective Date" has the meaning specified in Section 13.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" of the Stock on any given date means (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") Over-the-Counter/Bulletin Board, National Market or SmallCap Market, or if the Stock is admitted to trading on a national securities exchange, the Fair Market Value on any date shall not be less than the last reported closing price for the Stock on such exchange or system, or
(ii) if no price can be determined under the preceding alternatives, the Fair Market Value of the Stock determined in good faith by the Committee, using any reasonable valuation method, without regard to any restriction other than a restriction which, by its terms will never lapse. If the relevant date does not fall on a day on which the Stock has traded on NASDAQ or on a national securities exchange or market, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

     "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422(b) of the Code.

     "Non-Qualified Stock Option" means any Stock Option that is not designated as an Incentive Stock Option or which does not qualify as an Incentive Stock Option.

     "Option" or "Stock Option" means any right to purchase shares of Stock granted pursuant to Section 5.

     "Option Agreement" means a written agreement between the Company and a grantee setting forth the terms, conditions and restrictions of the Option granted to the grantee and any shares of Stock acquired upon the exercise thereof. An Option Agreement may consist of a "Notice of Grant of Stock Option" and a form of "Stock Option Agreement" incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

     "Option Shares" means the shares of Stock which are issuable upon exercise of a Stock Option.

     "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Award, each of the corporations other than the Company owns stock or other interests possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "Plan" has the meaning specified in Section 1.

     "Restricted Stock" has the meaning specified in Section 6(a).

     "Restricted Stock Agreement" means a written agreement between the Company and a grantee setting forth the terms, conditions and restrictions of Restricted Stock Award granted to the grantee and any shares of Restricted Stock acquired upon the exercise thereof.

     "Restricted Stock Award" means any Awards of Restricted Stock hereunder.

     "Service Relationship" means the grantee's employment or service with the Company or its Subsidiaries, whether in the capacity of an employee, director or a Consultant. Unless otherwise determined by the Committee, a grantee's Service Relationship shall not be deemed to have terminated merely because of a change in the capacity in which the grantee renders service to the Company or a transfer between locations of the Company or its Subsidiaries or a transfer between the Company and any Subsidiary, provided that there is no interruption or other termination of the Service Relationship. Subject to the foregoing and
Section 9 below, the Company, in its discretion, shall determine whether the grantee's Service Relationship has terminated and the effective date of such termination. The Committee shall have the sole discretion to determine the reason for the termination of the grantee's Service Relationship.

     "Stock" means the common stock, par value $0.001 per share, of the Company, subject to adjustment pursuant to Section 3.

     "Subsidiary" means any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     "Transaction" has the meaning specified in Section 3(c).

     "Unrestricted Stock" has the meaning specified in Section 7(a).

     "Unrestricted Stock Award" means any Award of Unrestricted Stock hereunder.

     "10% Owner Optionee" means an individual who owns or is deemed to own (by reason of the attribution rules of Section 424(b) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Parent or Subsidiary Corporation.

SECTION 2.   ADMINISTRATION OF PLAN: COMMITTEE AUTHORITY TO SELECT GRANTEES
AND DETERMINE AWARDS
--------------------------------------------------------------------------------

     (a) Administration of Plan. The Plan shall be administered by the Board or a Board-appointed committee consisting of not less than two (2) directors (the "Committee"). If and so long as the Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Committee the provisions regarding (a) "nonemployee directors" as contemplated by Rule 16b-3(b)(3) of the Exchange Act; (ii) "outside directors" as contemplated by
Section 162(m) of the Code; and (iii) "independent directors" as contemplated by NASD Rule 4200(a)(15). All references herein to the Committee shall be deemed to refer to the entity then responsible for administration of the Plan at the relevant time (i.e., either the Board or a committee of the Board, as applicable). Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

     (b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan; provided, however, the Committee may only award or grant those Awards that either comply with the applicable requirements of Section 409A of the Code, or do not result in the deferral of compensation within the meaning of Section 409A of the Code. The Committee's power and authority shall include the power and authority:

          (i) to select the employees, directors and Consultants of the Company and its Subsidiaries to whom Awards may from time to time be granted;

          (ii) to determine the time or times of grant, and the type of Award to be granted which shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, and Unrestricted Stock Awards, or any combination of the forgoing, granted to any one or more grantees;

          (iii) to determine the number of shares of Stock to be covered by any Award;

          (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards; provided, however, that the Committee shall consider the impact of Section 409A of the Code on any modification;

          (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award and/or to include provisions in Awards providing for such acceleration;

          (vi) to impose any limitations on Awards granted under the Plan, including limitations on transfers, repurchase provisions and the like and to exercise repurchase rights or obligations;

          (vii) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised; provided, however, the Committee shall consider the impact of Section 409A of the Code on any extension; and

          (viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decisions and interpretations of the Committee shall be binding on all persons, including the Company, the Company's stockholders and grantees.

     (c) Delegation of Authority to Grant Awards. The Committee, in its discretion, may delegate to the Chief Executive Officer, President and/or the Chief Financial Officer of the Company authority to designate the officers and employees to be issued Awards at Fair Market Value and to determine the number of Awards to be issued to those officers and employees; provided, however, (1) any delegation pursuant to this Section 2(c) shall comply with any applicable state or federal law; and (2) any designee shall have the authority to grant Awards to only those individuals who are not: (a) subject to the reporting and other provisions of Section 16 of the Exchange Act; (b) "covered employees" within the meaning of Section 162(m) of the Code; or (c) to the extent required by NASD Rule 4350(c), the Chief Executive Officer or any executive officer of the Company. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

SECTION 3.  STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
            ----------------------------------------------------

     (a) Stock Issuable. The maximum aggregate number of shares of Stock reserved and available for issuance under the Plan shall be 3,000,000 of shares of common stock of the Company. The foregoing share numbers are subject to adjustment as provided in Section 3(b). For purposes of this Section 3(a), the shares of Stock underlying any Awards which are forfeited, canceled, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. The shares available for issuance under the Plan may be authorized, but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

     (b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger, consolidation or sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate or proportionate adjustment in
(i) the maximum number of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iii) the exercise price of any Stock Option. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may either make a cash payment in lieu of fractional shares or round any resulting fractional share down to the nearest whole number.

     The Committee may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Committee that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

     (c) Mergers and Other Transactions. Upon the effectiveness of (i) a merger, reorganization or consolidation between the Company and another person or entity (other than a holding company or Parent or Subsidiary of the Company) as a result of which the holders of the Company's outstanding voting stock immediately prior to the transaction hold less than a majority of the outstanding voting stock of the surviving entity immediately after the transaction, or (ii) the sale of all or substantially all of the assets of the

Company to an unrelated person or entity (in each case, a "Transaction"), unless provision is made in connection with the Transaction for the assumption of all outstanding Awards, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as provided in Section 3(b) above (an "Assumption"), this Plan and all outstanding Awards granted hereunder, except with respect to specific Awards as the Committee otherwise determines, shall terminate. In the event of such termination, each grantee shall be permitted to exercise for a period of at least ten (10) days prior to the anticipated effective date of the Transaction all outstanding Awards held by such grantee which are then vested and exercisable; provided, however, that the grantee may, but will not be required to, condition such exercise upon the effectiveness of the Transaction. Notwithstanding the foregoing, any outstanding Option that is either assumed or substituted for a new option in a corporate transaction within the meaning of Treasury Regulation ss. 1.424-1 shall comply with the requirements of Treasury Regulation ss. 1.424-1. The preceding sentence applies to both Incentive Stock Options and Non-Qualified Stock Options. In addition, in the event of a Transaction, the Committee may accelerate the vesting of all Awards prior to the effectiveness of a Transaction.

     (d) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, any outstanding Awards issued under the Plan shall be terminated if not exercised prior to such event.

     (e) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or Consultants of another company in connection with a merger or consolidation of such company with the Company (or any Parent of the Company or any Subsidiary of the Company) or the acquisition by the Company (or any Parent of the Company or any Subsidiary of the Company) of property or stock of such company. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Notwithstanding the foregoing, any outstanding stock option that is either assumed or substituted for a new Option in a corporate transaction within the meaning of Treasury Regulation ss. 1.424-1 shall comply with the requirements of Treasury Regulation ss. 1.424-1. The preceding sentence applies to both incentive stock options within the meaning of Section 422 of the Code and non-qualified stock options.

SECTION 4.  ELIGIBILITY
            -----------

     Awards may be granted to employees, directors and Consultants (including prospective employees, directors and Consultants to whom Awards are granted in connection with written offers of employment or other Service Relationship with the Company or its Subsidiaries) of the Company and its Subsidiaries who are responsible for, or contribute to, the management, growth or profitability of the Company and its Subsidiaries as are selected from time to time by the Committee in its sole discretion.

SECTION 5.  STOCK OPTIONS
            -------------

     Any Stock Option granted under the Plan shall be pursuant to an Option Agreement, which shall be in such form as the Committee may from time to time approve. Option Agreements need not be identical.

     Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary provided, however, that, an Incentive Stock Option may be granted to a prospective employee upon the condition that such person becomes an employee and such grant shall be deemed granted effective on the date that such person commences services with the Company or its Subsidiaries, with an exercise price determined as of such date in accordance with Section 5(a)(i) below.

     Non-Qualified Stock Options may be granted to employees, directors, including non-employee directors, and Consultants of the Company or its Subsidiaries.

     No Incentive Stock Option shall be granted under the Plan after the date which is ten (10) years from the date the Plan is approved by the Board.

     (a) Terms of Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, to the extent permitted by Section 2(b) and to the extent not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option shall be determined by the Committee at the time of grant, but shall not be less than one hundred percent (100%) of the Fair Market Value on the grant date in the case of Incentive Stock Options. If an Incentive Stock Option is granted to a 10% Owner Optionee, the exercise price per share for the Stock covered by such Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value on the grant date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than the minimum exercise price per share set forth above if the Incentive Stock Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under Section 424(a) of the Code and comply with
Section 409A of the Code.

          (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted. If an Incentive Stock Option is granted to a 10% Owner Optionee, the term of such Stock Option shall be no more than five (5) years from the grant date. In addition, with respect to Stock Options granted to employees, the Stock Option shall terminate: (x) upon the last day of their employment with the Company, in the event the employee voluntarily resigns from the Company, or (y) three months from the last day of employment with the Company, in the event the Company terminates the employee, the employee dies, the employee becomes disabled or the employee reaches the age of 62 and, with the consent of the Company, retires.

          (iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Committee and set forth in the Option Agreement evidencing such Option. A grantee shall have no rights of a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights which the record date is prior to the date such certificate is issued, expect as provided in Section 3(b).

          (iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares of Stock to be purchased. Payment of the exercise price may be made by one or more of the following methods to the extent provided in the Award agreement:

               (A) in cash, by certified or bank check, or other instrument acceptable to the Committee in U.S. funds payable to the order of the Company in an amount equal to the exercise price of such Option Shares;

               (B) if permitted by the Committee, (x) by having the Company withhold from the Option Shares having a Fair Market Value equal to the aggregate purchase price of the Option Shares, (y) through the delivery (or attestation to ownership) of shares of Stock that have been purchased by the grantee on the open market or that have been held by the grantee for at least six (6) months and are not subject to restrictions under any plan of the Company, and (z) by the grantee delivering to the Company a properly executed Exercise Notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the grantee chooses such payment procedure, the grantee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

               (C) a combination of the payment methods set forth in clauses (A) and (B) above, if applicable.

          No certificates for Option Shares so purchased will be issued to the grantee until the Company has completed all steps required by law to be taken in connection with the issuance and sale of the shares, including, without limitation, obtaining from grantee payment or provision for all withholding taxes due as a result of the exercise of the Stock Option. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the grantee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full exercise price. If the grantee is paying the exercise price by delivery of previously owned shares of Stock by the attestation method set forth in clause (C)(y) above, the shares of Stock transferred to the grantee upon the exercise of the Stock Option shall be net of the number of the shares of Stock delivered.

     (b) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of the shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by a grantee during any calendar year (under all option plans of the Company, its Parent and/or its Subsidiaries) exceeds $100,000, such Incentive Stock Options shall constitute Non-Qualified Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, except as otherwise provided in Treasury Regulation ss. 1.422-4(b)(4). If pursuant to the above, an Incentive Stock Option is treated as an Incentive Stock Option in part and a Non-Qualified Stock Option in part, the grantee may designate which portion shall be deemed to have exercised the Incentive Stock Option portion of the Option first.

     (c) Non-transferability of Options. No Stock Option shall be transferable by the grantee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the grantee's lifetime, only by the grantee, or by the grantee's legal representative or guardian in the event of the grantee's incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Option Agreement regarding a given Option that the grantee may transfer, without consideration for the transfer, his or her Non-Qualified Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, or to limited liability companies in which such family members are the only members, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option Agreement.

     (d) Board Non-Qualified Stock Options.

          (i) Initial Grant. Upon a Board member who is not an employee joining the Board, such member shall receive a grant of Stock Options to purchase 39,000 shares of Stock with an exercise price equal to the Fair Market Value. The Option shall vest 13,000 Shares on the one year anniversary of the date of grant, 13,000 Shares on the second anniversary of the date of grant, and 13,000 Shares on the three year anniversary of the date of grant as long as the Board member is still a member of the Board as of such date. The Option shall have a term of ten years.

          (ii) Annual Grant. Every Board member who is not an employee shall be entitled to an annual grant of Stock Options to purchase 3,000 Shares on the last trading day in March following the first anniversary of the member joining the Board. The Options shall fully vest on the date of grant with a term of ten years. The exercise price shall be the Fair Market Value.

SECTION 6.  RESTRICTED STOCK AWARDS
            -----------------------

     (a) Nature of Restricted Stock Awards. To the extent permitted by Section 2(b), a Restricted Stock Award is an Award pursuant to which the Company may, in its sole discretion, grant or sell, at par value or such greater purchase price as determined by the Committee, in its sole discretion, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"), which purchase price shall be payable in cash. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing a Restricted Stock Agreement. The terms and conditions of each such Restricted

Stock Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

     (b) Rights as a Stockholder. Upon execution of the Restricted Stock Agreement and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Agreement. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

     (c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Agreement.

     (d) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the Restricted Stock Agreement.

     (e) Waiver, Deferral and Reinvestment of Dividends. The Restricted Stock Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock; provided, however, that any such payment, waiver, deferral or investment of dividends shall either comply with the applicable requirements of Section 409A of the Code, or not result in the deferral of compensation within the meaning of Section 409A of the Code.

SECTION 7.  UNRESTRICTED STOCK AWARDS
            -------------------------

     (a) Grant or Sale of Unrestricted Stock. To the extent permitted by Section 2(b), The Committee may, in its sole discretion, grant or sell at par value or such greater purchase price determined by the Committee, an Unrestricted Stock Award to any grantee, pursuant to which such grantee may receive shares of Stock free of any vesting restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

     (b) Elections to Receive Unrestricted Stock in Lieu of Compensation. Upon the request of a grantee and with the consent of the Committee, such grantee may, pursuant to an advance written election delivered to the Company no later than the date specified by the Committee, receive a portion of the cash compensation otherwise due to such grantee in the form of shares of Unrestricted Stock either currently or on a deferred basis; provided, however, any such deferral shall either comply with the applicable requirements of Section 409A of the Code, or not result in the deferral of compensation within the meaning of
Section 409A of the Code.

(c) Restrictions on Transfers. The right to receive shares of Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8.  TAX WITHHOLDING
            ---------------

     (a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, foreign, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. Notwithstanding the foregoing, with respect to any Award that is subject to
Section 409A of the Code, the Company may, to the extent permitted by Section 409A of the Code, permit the acceleration of the time or schedule of a payment to pay the FICA tax imposed on the Award (FICA Amount), and any related income tax at source imposed by Section 3401 of the Code on the FICA Amount.

     (b) Payment in Stock. Subject to approval by the Committee, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, with respect to any Award that is subject to Section 409A of the Code, the Company may, to the extent permitted by Section 409A of the Code, permit the acceleration of the time or schedule of a payment to pay the FICA tax imposed on the Grant (FICA Amount), and any related income tax at source imposed by Section 3401 of the Code on the FICA Amount. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligation shall not exceed the amount determined by the applicable minimum statutory withholding rates.

SECTION 9.  LEAVE OF ABSENCE
            ----------------

     For purposes of the Plan, the following events shall not be deemed a termination of the Service Relationship:

     (a) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company; provided, however, the grantee's Service Relationship shall not be deemed to continue beyond the first 3 months of leave unless the grantee's right to return to service is provided by a statute or by contract; and

     (b) notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as service for purposes of determining vesting under the grantee's Option Agreement or Restricted Stock Agreement.

SECTION 10.  AMENDMENTS AND TERMINATION
             --------------------------

     The Board may, at any time, amend or discontinue the Plan, but no such action shall adversely affect rights under any outstanding Award without the holder's consent unless (i) required to ensure that a Stock Option is treated as an Incentive Stock Option or (ii) to comply with applicable law. Except as herein provided, no such action of the Board, unless taken with the approval of the stockholders of the Company, may: (a) increase the maximum number of shares of Stock for which Awards granted under this Plan may be issued (except by operation of Section 3(b)); (b) amend the Plan in any other manner which the Board, in its discretion, determines would require approval of the stockholders under any applicable law, rule, listing requirement, or regulation to become effective even though such stockholder approval is not expressly required by this Plan; or (c) alter the class of employees eligible to receive Incentive Stock Options under the Plan. No termination or amendment of the Plan shall affect any outstanding Award unless expressly provided hereunder or as determined by the Board. Nothing in this Section 10 shall limit the Board's or Committee's authority to take any action permitted pursuant to Section 3(c). The Plan shall continue in effect until the earlier of: (i) ten (10) years after the Effective Date, (ii) its termination by the Board, or (iii) the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the Option Agreement and Restricted Stock Agreement have lapsed. Notwithstanding the foregoing, the Board shall consider the impact of Section 409A of the Code on any termination or amendment of the Plan.

SECTION 11.  STATUS OF PLAN
             --------------

     With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 12.  GENERAL PROVISIONS
             ------------------

     (a) No Distribution; Compliance with Legal Requirements. The grant of Awards and the issuance of shares of Stock upon exercise of Awards shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Awards may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised unless: (a) a registration statement under the Act shall at the time of exercise of the Award be in effect with respect to the shares of Stock issuable upon exercise of the Award, or (b) in the opinion of legal counsel to the Company, the shares of Stock issuable upon exercise of the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Act. The inability of the Company to obtain from any regulatory body having jurisdiction and authority, if any, deemed by Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Award, the Company may require the grantee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

     (b) Delivery of Stock Certificates. Stock certificates issued under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company.

     (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Committee from adopting other or additional compensation arrangements, including trusts, and such arrangements as may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any grantee any right to continued employment or service with the Company or any Parent or Subsidiary of the Company or interfere in any way with the right of the Company or its Parent or Subsidiaries to terminate the grantee's employment or service at any time.

     (d) Conflict with Agreement, Notice. In the event of a conflict between the terms and provisions of this Plan and the terms and provisions of any Restricted Stock Agreement, Option Agreement or Notice of Grant of Stock Option, the terms and provisions of this Plan shall govern.

SECTION 13.  EFFECTIVE DATE OF PLAN
             ----------------------

     (a) The Plan is effective on March 8, 2005 (the "Effective Date"), the date on which the Board adopted the Plan, subject to approval by the stockholders of the Company, if necessary, in the manner and within the time required under
Section 422(b)(2) of the Code. Any increase in the maximum aggregate number of shares of Stock issuable under the Plan pursuant to Section 3 shall be approved by stockholders of the Company within twelve (12) months of approval of such increase by the Board in accordance with applicable law; provided that no new shares of Stock associated with such increase may be issued hereunder prior to such approval. Subject to such approvals by the stockholders and to the requirement that no shares of Stock may be issued hereunder prior to such approval, Awards may be granted hereunder on and after adoption of the Plan by the Board.

SECTION 14.  GOVERNING LAW
             -------------

     This Plan and all Awards and actions taken thereunder shall be governed by the laws of the State of Delaware, applied without regard to conflict of law principles thereof.



APPROVED BY THE BOARD OF DIRECTERS:         March 8, 2005
                                            -------------

APPROVED BY THE STOCKHOLDERS:
                                            -------------